GOLDMAN SACHS TRUST

Class T Shares of the

Goldman Sachs MLP & Energy Fund (the “Fund”)

Supplement dated September 29, 2017 to the

Summary Prospectus, Statutory Prospectus and Statement of Additional Information,

each dated September 29, 2017

Class T Shares are not currently offered by the Fund.

This Supplement should be retained with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information for future reference.

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